UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2009
GOLDEN ARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-130934 (Commission File Number)	20-1970188 (IRS Employer Identification No.)
#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1633
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On December 14, 2007, the Company had adapted a Stock Option Plan.  Based on this original Stock Option Plan, on October 22, 2009, the Company has granted additional 500,000 stock options to its directors and consultants of the Company.  The exercise price of the stock options is $0.10, which are vested immediately and expires October 22, 2014.

The following are the recipients and the options granted:

Christopher Bunka

  100,000

Robert McAllister

  100,000

Gerald Carlson

  100,000

Mark Snyder

  100,000

Bal Bhullar

  100,000

Based on the original Stock Option Plan, on October 22, 2009, the Company has modified the exercise price of the previous 1,785,000 stock options that have now been modified to 892,500 stock options after the 2 to 1 stock consolidation to $0.20.

The following are the recipients and options exercise price modified:

Christopher Bunka

150,000

Robert McAllister

150,000

Hugh Reid

  75,000

Jim Letourneau

  50,000

Gerald Carlson

  50,000

Jennifer Wells

  75,000

Kristian Ross

  40,000

Alex Degreeve

 125,000

Richard Mayers

  62,500

John Andrichuk

  40,000

David Ragan

  75,000

Item 9.01	Financial Statements and Exhibits
10.1	Form of Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2009

(Signature)	Golden Aria Corp. By: /s/ Robert G. McAllister Robert G. McAllister President and Director